UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 5, 2010
JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1411 Broadway
New York, New York 10018

(Address of principal executive offices)
(212) 642-3860

(Registrant’s telephone number, including area code)
Not Applicable

Former name or former address, if changed since last
report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
On May 5, 2010, Jones Apparel Group, Inc. (“Jones”) and its indirect wholly owned subsidiary, JAG Footwear, Accessories and Retail Corporation (“JAG Footwear”), entered into two purchase agreements, a Master Purchase Agreement (the “Master Purchase Agreement”) and a Common Unit Purchase Agreement (the “IPC Purchase Agreement” and, together with the Master Purchase Agreement, the “Purchase Agreements”), which collectively provide for the acquisition by JAG Footwear of Stuart Weitzman Holdings, LLC (“SW Holdings”), a privately-held designer and manufacturer of women’s salon footwear and accessories. The Master Purchase Agreement was entered into by Jones, JAG Footwear, STEPAHEAD, LLC (“Stepahead”) (an entity which will be, following a reorganization to take place prior to the closing, controlled by Mr. Stuart Weitzman), SW Holdings and Mr. Stuart Weitzman. The IPC Purchase Agreement was entered into by Jones, JAG Footwear and IPC/SW, LLC, an investment vehicle controlled by Irving Place Capital which currently holds an investment in SW Holdings.
The Purchase Agreements provide that the acquisition will occur in two stages. At the initial closing, which is anticipated to occur within approximately the next 30 business days, JAG Footwear will purchase 55% of the equity interests of SW Holdings from Stepahead and IPC/SW, LLC. After the initial closing, the sole investors in SW Holdings will be JAG Footwear and Stepahead. At the final closing, which is anticipated to occur on the last business day of 2012, JAG Footwear will purchase the remaining 45% of the equity interests of SW Holdings from Stepahead and, as such, SW Holdings will become an indirect wholly owned subsidiary of Jones. The timing of the final closing may be accelerated in certain limited circumstances.
During the period from the initial closing to the final closing, it is anticipated that Mr. Stuart Weitzman will continue to lead the business of SW Holdings, subject to the oversight of Jones.
The purchase price for the initial acquisition of 55% of SW Holdings will be approximately $180 million. The purchase price for the final acquisition of the remaining 45% of SW Holdings will be determined under a formula set forth in the Master Purchase Agreement, which is based upon the financial results of SW Holdings for certain periods following 2009.
The Purchase Agreements each contain customary representations, warranties, covenants and indemnification provisions. Consummation of the transactions contemplated by the Purchase Agreements is subject to various conditions, including but not limited to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
The foregoing summary of the Purchase Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreements, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated herein by reference.

On May 6, 2010, Jones issued a press release announcing the execution of the Purchase Agreements. A copy of the press release is attached hereto as Exhibit 99.1.
In addition, on May 5, 2010, Jones and JAG Footwear entered into Amendment No. 1 and Consent (the “Amendment”) to the Credit Agreement dated as of May 13, 2009 (the “Credit Agreement”), by and among Jones, JAG Footwear, the other borrowers and subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent for the lenders, and JPMorgan Chase Bank, N.A., Toronto Branch, as the administrative agent for the Canadian lenders, which gives lender consent to the initial acquisition of 55% of the equity interests of SW Holdings. Pursuant to the Amendment, SW Holdings will not be required to become a loan party under the Credit Agreement, and the equity interests in SW Holdings will not be required to be pledged as collateral under the Credit Agreement, until such time as the acquisition of the remaining 45% of the equity interests of SW Holdings is consummated. The Amendment will also effect certain amendments to the definitions, representations and warranties and covenants (including allowing certain tax related and non-tax related distributions to the owners of SW Holdings) contained in the Credit Agreement and other technical amendments thereto, in each case obtained in connection with the acquisition.
The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 8.01 — Other Events.
On May 6, 2010, Jones issued a press release announcing its intent to commence an offering of $250 million in aggregate principal amount of Senior Notes due 2018. The proceeds of the offering will be used for general corporate purposes, including paying the purchase price under the Purchase Agreements. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01 — Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Master Purchase Agreement, dated as of May 5, 2010, by and among, STEPAHEAD, LLC, JAG Footwear, Accessories and Retail Corporation, Jones Apparel Group, Inc., Stuart Weitzman Holdings, LLC, and Mr. Stuart Weitzman.

2.2	Common Unit Purchase Agreement, dated as of May 5, 2010, by and among, IPC/SW, LLC, JAG Footwear, Accessories and Retail Corporation and Jones Apparel Group, Inc.

10.1	Amendment No.1 and Consent to Credit Agreement, dated as of May 5, 2010, by and among Jones Apparel Group, Inc., JAG Footwear, Accessories and Retail Corporation, the other borrowers and subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent for the lenders, and JPMorgan Chase Bank, N.A., Toronto Branch, as the administrative agent for the Canadian lenders.

Exhibit No.	Description
99.1	Press Release announcing execution of agreements to acquire Stuart Weitzman Holdings, LLC.

99.2	Press Release announcing senior notes offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant)
By:	/s/ Ira M. Dansky
Ira M. Dansky
Executive Vice President, General Counsel and Secretary

Date: May 6, 2010

Exhibit Index

Exhibit No.	Description
2.1	Master Purchase Agreement, dated as of May 5, 2010, by and among, STEPAHEAD, LLC, JAG Footwear, Accessories and Retail Corporation, Jones Apparel Group, Inc., Stuart Weitzman Holdings, LLC, and Mr. Stuart Weitzman.

2.2	Common Unit Purchase Agreement, dated as of May 5, 2010, by and among, IPC/SW, LLC, JAG Footwear, Accessories and Retail Corporation and Jones Apparel Group, Inc.

10.1	Amendment No.1 and Consent to Credit Agreement, dated as of May 5, 2010, by and among Jones Apparel Group, Inc., JAG Footwear, Accessories and Retail Corporation, the other borrowers and subsidiaries party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent for the lenders, and JPMorgan Chase Bank, N.A., Toronto Branch, as the administrative agent for the Canadian lenders.

99.1	Press Release announcing execution of agreements to acquire Stuart Weitzman Holdings, LLC.

99.2	Press Release announcing senior notes offering.